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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 2, 2003


                              CENTRAL BANCORP, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)


        MASSACHUSETTS               0-25251                      04-3447594
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(State Or Other Jurisdiction      (Commission                   (IRS Employer
Of Incorporation)                  File Number)              Identification No.)



              399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS 02144
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               (Address Of Principal Executive Offices) (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
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                                 NOT APPLICABLE
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          (Former Name Or Former Address, If Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:


              Exhibit 99.1          Press Release dated May 2, 2003


ITEM 9.  REGULATION FD DISCLOSURE
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     On May 2, 2003, Central Bancorp, Inc. issued a press release announcing its financial results for the quarter and year ended March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      CENTRAL BANCORP, INC.



Date:  May 6, 2003                    By:/s/ John D. Doherty
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                                         John D. Doherty
                                         Chairman, President and Chief Executive
                                         Officer